UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2022

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way Conroe, Texas 77301
(Address of Principal Executive Offices)

(936) 521-1836

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 25, 2022, Spirit of Texas Bancshares, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.12 per share payable to shareholders of record on March 11, 2022. This dividend will be paid on March 25, 2022. The Company’s Board of Directors approved the dividend on February 24, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

.

Exhibit No.	Description

99.1	Press Release dated February 25, 2022

104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2022

SPIRIT OF TEXAS BANCSHARES, INC.

By:	/s/ Allison Johnson
Allison Johnson
Executive Vice President and Chief Financial Officer